Note 11 - Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
11.	Debt:

As of December 31, 2013, the Company had no indebtedness.

On June 19, 2014, the Company entered into a credit facility with Alpha Bank of Greece for $20,125 (“the credit facility”) for the financing of the vessel M/T Stenaweco Energy. The credit facility is repayable in 20 consecutive semi-annual installments of $706 each, commencing November 28, 2014 plus a balloon installment of $6,005 payable together with the last installment in May 2024.

As at December 31, 2014, the outstanding balance of the credit facility is $19,419, presented in the accompanying consolidated balance sheets as follows:

Current portion of long term debt	1,412
Long term debt	18,007
Total	19,419

The credit facility bears interest at LIBOR plus a margin of 3.75%. The applicable one-month LIBOR as of December 31, 2014 was 0.17%.

The credit facility contains various covenants, including (i) an asset cover ratio of 125%, (ii) a ratio of EBITDA to net interest expenses of not less than 2:1, (iii) a ratio of total liabilities to market-adjusted total assets of not more than 70% and (iv) minimum free liquidity of $1,000. Additionally, the credit facility prohibits the shipowning company to incur further indebtedness or guarantees and also prohibits the payment of dividends, without the prior consent of the lender.

As at December 31, 2014, cash and cash equivalents amounted to $164 and are presented as restricted cash due to the minimum liquidity covenant.

The credit facility is secured as follows:

•	First priority mortgage over M/T Stenaweco Energy;

•	Assignment of insurance and earnings of the mortgaged vessel;

•	Specific assignment of any time charter with duration of more than 12 months;

•	Corporate guarantee of Top Ships Inc.;

•	Pledge of the shares of the shipowning subsidiary;

•	Pledge over the earnings account of the vessel.

Subsequently, on January 29, 2015, the credit facility was fully repaid with the proceeds from the sale and leaseback of the M/T Stenaweco Energy (see Note 23) and an amount of $208 of related deferred financing fees were written-off.

Scheduled Principal Repayments: The annual principal payments required to be made after December 31, 2014, are as follows:

Years
December 31, 2015	1,412
December 31, 2016	1,412
December 31, 2017	1,412
December 31, 2018	1,412
December 31, 2019	1,412
December 31, 2020 and thereafter	12,359
Total	19,419

Loan commitment: On October 16, 2014, we signed a commitment letter with ABN Amro Bank for a senior debt facility of up to $42 million to fund, in part, the delivery of Hull Nos. S418 and S419 due in the third quarter of 2015 and first quarter of 2016 ($21 million per vessel) respectively. The credit facility remains subject to the agreement and the execution of customary legal documentation. Each tranche is payable in 24 consecutive quarterly installments of approximately $0.4 million, commencing three months from draw down, and a balloon payment of $11.4 million payable together with the last installment. The credit facility bears interest at LIBOR plus a margin of 3.75% and a commitment fee of 1% per annum is payable quarterly in arrears over the committed and undrawn portion of the facility, starting from the date of signing the commitment letter.

Financing Costs: The additions in deferred financing costs amounted to $724 and $224 during the years ended December 31, 2013 and 2014 respectively. For 2013, the respective amount relates to the successive one-year extensions of the Laurasia, Central Mare and Shipping Financial Services facilities that were fully repaid in October 2013. For 2014, the respective amount relates to a non-recurring arrangement fee of $151 paid to Alpha Bank under the credit facility, non-recurring financing fees of $40 paid to CSM as per the provisions of the New Letter Agreement between the latter and the Company (see Note 6) and $33 of legal expenses relating to the credit facility.